Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2019
Cash And Cash Equivalents [Abstract]
Cash and Cash Equivalents
16.	Cash and Cash Equivalents

As at December 31, 2019 and 2018, this account consists of:

	2019	2018
	(in million pesos)
Cash on hand and in banks (Note 28)	6,706	5,982
Temporary cash investments (Note 28)	17,663	45,672
	24,369	51,654

Cash in banks earn interest at prevailing bank deposit rates.  Temporary cash investments are made for varying periods of up to three months depending on our immediate cash requirements, and earn interest at the prevailing temporary cash investment rates.  Due to the short-term nature of such transactions, the carrying value approximates the fair value of our temporary cash investments.  See Note 28 – Financial Assets and Liabilities.

Interest income earned from cash in banks and temporary cash investments amounted to Php1,022 million, Php957 million and Php612 million for the years ended December 31, 2019, 2018 and 2017, respectively.